SEPARATE ACCOUNT FUND B

Individual Equity Investment Fund Contracts

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated December 12, 2011

To

Prospectus Dated March 29, 2004

Effective on or about December 12, 2011, the following subaccount name change will occur:

Current Subaccount Name(1)	New Subaccount Name
Transamerica WMC Diversified Growth II VP	TA WMC Diversified Growth II

(1)	Also the name of the underlying fund portfolio the subaccount invests in. The underlying fund portfolio name is not changing.

Any references in the Prospectus to the subaccount are hereby changed as noted above.